Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 30, 2004

                             HAMPTON CONSULTING CORP
                (Name of Registrant as specified in its charter)

                                TELS CORPORATION
                           (Former Name of Registrant)
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
            Utah                                         0-12993                             87-0373840
            ----                                        --------                             -----------
(State or other jurisdiction of                   (Commission File No.)                    (IRS Employer
 Incorporation or organization)                                                           Identification No.)
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            207 South Main Pratt, Kansas 67124        Ph: 620-672-3472
            ----------------------------------------------------------
          (Address and telephone number of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01 Acquisition or Disposition of Assets

Effective as of September 30, 2004 our wholly owned subsidiary, Hampton & Hampton, P.A., Inc. (Hampton), acquired substantially all of the assets of W.H. Williams CPA, Inc. (Williams). We agreed to pay a total of $275,000 (the "Purchase Price") for the assets, inclusive of client lists, accounts receivable, furniture and fixtures and real estate. We will pay $175,000 for the tangible and intangible personal property pursuant to the following schedule:

           $50,000 at closing;
         $125,000 on or before April 15, 2005

We acquired the real estate at a cost of $100,000. We will pay interest at the rate of 8.5% on the outstanding principal balance payable $1,200 per month based on an amortization schedule of 122 months with a balloon payment due after the expiration of 36 months. William Williams and his wife, Rebecca, provided financing in the amount of $100,000 for the purchase of the real estate.

We will operate the office under the Hampton name. This acquisition marks the first time that Hampton has entered into a major metropolitan area.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

On or about October 8, 2004 we filed with the Secretary of State of the State of Utah Articles of Amendment to our Articles of Incorporation changing our name from Tels Corporation to Hampton Consulting Corp. The amendment was approved by the written consent of shareholders in lieu of meeting by those shareholders owning in excess of 50% of our issued and outstanding shares of common stock. The number of shares cast in favor of the amendment was sufficient for approval.

We changed our name to more accurately reflect the primary focus of our operations.

ITEM 9.01 Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired

                  The Company will file an amendment to this Form 8-k reflecting the required financial information within the period prescribed by the Commission for the filing of financial statements.

         (b)      Pro Forma Financial Information.

                  The Company will file an amendment to this Form 8-k reflecting the required pro forma financial information within the period prescribed by the Commission for the filing of pro forma financial statements.

         (c)      EXHIBITS.

                  3.1  Articles of Amendment to the Articles of Incorporation

                  10.1 Asset Purchase and Sale Agreement entered into between
                       Hampton and Williams.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


HAMPTON CONSULTING CORP

/s/ Von Hampton
---------------
BY: Von Hampton

Dated: This 29th day of October 2004

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